
Exhibit 10.24
                                                                  Execution Copy


                           FORM OF SECURITY AGREEMENT

            SECURITY AGREEMENT dated as of November 17, 1999, among EQUIVEST
      FINANCE, INC., a Delaware corporation (the "Borrower"), each Subsidiary of the Borrower listed on Schedule I hereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary
      Guarantors"; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the "Grantors") and BANK OF AMERICA, N.A. (the
      "Lender").

            Reference is made to the Credit Agreement dated as of November 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Peppertree Acquisition Corp., a Delaware corporation, Peppertree Acquisition II Corp., a Delaware corporation, and the Lender.

            The Lender has agreed to make a Term Loan to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lender to make the Term Loan is conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the due and punctual payment and performance of the Obligations.

            Accordingly, the Grantors and the Lender hereby agree as follows:

            Definitions Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement and all references to the Uniform Commercial Code shall mean the Uniform
      Commercial Code in effect in the State of New York on the date hereof.

            Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

            "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

            "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

            "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

            "Chattel Paper" shall mean (a) a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific Equipment and (b) all other property now or hereafter constituting "chattel paper" under the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, in each case that are now or hereafter owned by any Grantor.

            "Collateral" shall mean all (a) Accounts Receivable, (b) Documents,
      (c) Chattel Paper, (d) Equipment, (e) General Intangibles, (f) cash and cash accounts, (g) Investment Property, (h) Proceeds, and (i) Intellectual
      Property; provided, however, that any property which is subject to a (x)
      Permitted Lien or (y) a Lien as of the date of this Agreement (including by virtue of an after-acquired property clause in a security agreement in existence on the date hereof) shall not be deemed to be Collateral hereunder, it being the intention of the parties that the Collateral include only property which is unencumbered by Liens as of the date hereof; provided, further, that Notes Receivable, A&D Loans Receivable and loans secured by Notes Receivable shall not be deemed to be Collateral hereunder.

            "Commodity Account" shall mean an account maintained by a Commodity
      Intermediary in which a Commodity Contract is carried out for a Commodity
      Customer.

            "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

            "Commodity Customer" shall mean a person for whom a Commodity
      Intermediary carries a Commodity Contract on its books.

            "Commodity Intermediary" shall mean (a) a person who is registered as a futures commission merchant under the federal commodities laws or (b) a person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

            "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

            "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United
      States Copyright Office, including those listed on Schedule II.

            "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

            "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

            "Entitlement Holder" shall mean a person identified in the records of a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security
      Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform
      Commercial Code, such person is the Entitlement Holder.

            "Equipment" shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor.

            "Financial Asset" shall mean (a) a Security, (b) an obligation of a person or a share, participation or other interest in a person or in property or an enterprise of a person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other person that the property is to be treated as a Financial
      Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

            "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedge Agreements, all of the rights of any Grantor under the Transaction Documents and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

            "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

            "Investment Property" shall mean all Securities (other than Securities representing the Capital Stock of the Borrower or any of its Affiliates or Subsidiaries) (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and
      Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

            "License" shall mean any Patent License, Trademark License,
      Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those (i) license agreements in existence on the date hereof which are subject to a prior lien of a creditor listed on Schedule III and (ii) those license agreements entered into after the date hereof, which, in either case, by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

            "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

            "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United
      States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

            "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Authorized
      Signatory and the chief legal officer of the Borrower.

            "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include , (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c) (i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

            "Securities Account" shall mean an account to which a Financial
      Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

            "Securities Intermediary" shall mean (a) a clearing corporation or
      (b) a person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

            "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

            "Security Interest" shall have the meaning assigned to such term in
      Section 2.01.

            "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

            "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States
      Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                  Rules of Interpretation.  The rules of interpretation specified in
      Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

      Security Interest

                  Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, and any extensions, renewals, modifications or refinancings of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Lender, its successors and assigns, and hereby grants to the Lender, its successors and assigns, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Lender is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States
      Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Lender as secured party.

                  No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Lender to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.



      Representations and Warranties

            The Grantors jointly and severally represent and warrant to the Lender and the Secured Parties that:

                  Title and Authority. Each Grantor has good and valid rights in and title to the Collateral, subject only to Liens expressly permitted pursuant to the Credit Agreement, with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Lender the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

                  Filings. a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete as of the date hereof. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Lender for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States
      Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United
      States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Lender in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or with respect to the filing of amendments or new filings to reflect the change of any Grantor's name, location, identity or corporate structure.

                  Each Grantor shall ensure that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within one month after the execution of this Agreement with respect to United States Patents and United States registered Trademarks
      (and Trademarks for which United States registration applications are pending) and United Sates registered Copyrights by the United States
      Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Lender in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

                  Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright
      Office, as applicable, within the one month period (commencing as of the date hereof) pursuant to 35 U.S.C. ss. 261 or 15 U.S.C. ss. 1060 or 17
      U.S.C. ss. 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Permitted
      Liens.

                  Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to the Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States
      Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to the Credit Agreement.



      Covenants

                  Change of Name; Location of Collateral; Records; Place of
      Business. b) Each Grantor agrees promptly to notify the Lender in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each
      Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform
      Commercial Code or otherwise that are required in order for the Lender to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each
      Grantor agrees promptly to notify the Lender if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

                  Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Lender may reasonably request, promptly to prepare and deliver to the Lender a duly certified schedule or schedules in form and detail reasonably satisfactory to the Lender showing the identity, amount and location of any and all Collateral.

                  Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to the Credit Agreement, the Borrower shall deliver to the Lender a certificate executed by a Authorized Signatory and the chief legal officer of the Borrower (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to Section 4.02 and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period through the Maturity Date (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Lender.

                  Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Lender in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to the Credit Agreement.

                  Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Lender may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements
      (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Lender, duly endorsed in a manner satisfactory to the Lender.

            Without limiting the generality of the foregoing, each Grantor hereby authorizes the Lender, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Lender of the specific identification of such Collateral, to advise the Lender in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Lender of the specific identification of such Collateral.

                  Inspection and Verification. The Lender and such persons as the Lender may reasonably designate shall at reasonable intervals during normal business hours and upon reasonable prior notice have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account
      Debtors or the third person possessing such Collateral for the purpose of making such a verification.

                  Taxes; Encumbrances. At its option, upon prior written notice to the applicable Grantor, the Lender may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Lender on demand for any payment made or any expense incurred by the Lender pursuant to the foregoing authorization; provided, however, that nothing in this
      Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Lender to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan
      Documents.

                  Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such interest shall become part of the Collateral without further action by any party. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

                  Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Lender from and against any and all liability for Grantor's performance.

                  Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession (which possession shall include in the case of Investment Property, possession through one or more Securities Intermediaries) of the Collateral owned by it, except that unless and until the Lender shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in the ordinary course of business in or in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.

                  Limitation on Modification of Accounts. None of the Grantors will, without the Lender's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

                  Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Equipment in accordance with the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Lender (and all officers, employees or agents designated by the Lender) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Lender may, following written notice to the Grantors, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Lender deems advisable. All sums disbursed by the Lender in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Lender and shall be additional Obligations secured hereby.

                  Covenants Regarding Patent, Trademark and Copyright
      Collateral. c) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                  Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                  Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

                  Each Grantor shall notify the Lender immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States
      Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                  Each Grantor shall, within ten days after the end of each calendar month, inform the Lender of each application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United
      States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof filed during such calendar month by such Grantor, either itself or through any agent, employee, licensee or designee and, upon request of the Lender, each Grantor shall execute and deliver any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Lender as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed;
      such power, being coupled with an interest, is irrevocable.

                  Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued
      Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

                  In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Lender and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

                  Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Lender or its designee.



      Power of Attorney

            Each Grantor irrevocably makes, constitutes and appoints the Lender
      (and all officers, employees or agents designated by the Lender) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Lender shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Lender, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Lender;
      and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Lender were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Lender with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Lender. It is understood and agreed that the appointment of the Lender as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Lender to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Lender of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.



      Remedies

            Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Lender on demand, and it is agreed that the Lender shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Lender, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Lender shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, exercise any Grantor's right to bill and receive payment for completed work and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Lender shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. The Lender shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.
      Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

            The Lender shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section
      9-504(3) of the Uniform Commercial Code as in effect in the State of New
      York or its equivalent in other jurisdictions) of the Lender's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, the Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Lender from any Grantor as a credit against the purchase price, and the Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Lender shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Lender shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

            Application of Proceeds. The Lender shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

            FIRST, to the payment of all costs and expenses incurred by the Lender in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Lender hereunder or under any other
      Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

            SECOND, to the payment in full of the Obligations; and

            THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

            Subject to the foregoing, the Lender shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Lender (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Lender or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Lender or such officer or be answerable in any way for the misapplication thereof.

            Grant of License to Use Intellectual Property. For the purpose of enabling the Lender to exercise rights and remedies under this Article at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, to the extent granting such license or sub-license would not violate any agreement applicable to such Intellectual Property, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Lender may be exercised, at the option of the Lender, upon the occurrence and during the continuation of an Event of Default;
      provided that any license, sub-license or other transaction entered into by the Lender in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.



      Miscellaneous

            Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it at its address or fax number set forth on Schedule I, with a copy to the Borrower.

            Security Interest Absolute. All rights of the Lender hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

            Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Lender and shall survive the making by the Lender of the Term Loan, and the execution and delivery to the Lender of any note evidencing such Term Loan, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

            Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Lender and a counterpart hereof shall have been executed on behalf of the Lender, and thereafter shall be binding upon such Grantor and the Lender and their respective successors and assigns, and shall inure to the benefit of such Grantor and the Lender and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

            Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Lender that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

            Lender's Fees and Expenses; Indemnification. d) Each Grantor jointly and severally agrees to pay upon demand to the Lender the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Lender hereunder or
      (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

            Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Lender and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

            Any such amounts payable as provided hereunder shall be additional
      Obligations secured hereby. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Term
      Loan, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

            GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
      AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT THE LAW OF
      THEIR LOCATION SHALL GOVERN WITH RESPECT TO THE CREATION, PERFECTION AND
      ENFORCEMENT OF SECURITY INTERESTS IN FIXTURES AND THE EXERCISE OF REMEDIES
      WITH RESPECT THERETO (IF APPLICABLE).

            Waivers; Amendment. e) No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

            Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Lender and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply.

            WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE
      FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A
      TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING
      OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER
      LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE,
      AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR
      OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION,
      SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE
      OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND
      THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE
      MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

            Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).
      The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section
      7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

            Jurisdiction; Consent to Service of Process. f) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any Federal court of the United States of America sitting in New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New
      York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other
      Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

            Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan
      Documents in any New York State or Federal court sitting in New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            Termination. This Agreement and the Security Interest shall terminate when all the Obligations (other than wholly contingent indemnification obligations) then due and owing have been indefeasibly paid in full, the Lender has no further commitment to lend under the Credit Agreement, at which time the Lender shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section
      7.14 shall be without recourse to or warranty by the Lender. A Subsidiary
      Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Guarantor shall be automatically released in the event that all the capital stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement.

            Additional Grantors. Upon execution and delivery by the Lender and a Subsidiary of an instrument in the form of Annex 2 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder.
      The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.







      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                         EQUIVEST FINANCE, INC.


                                         By:
                                               Name:
                                               Title:

                                         RESORT FUNDING, INC.


                                         By:
                                               Name:
                                               Title:

                                         EASTERN RESORTS CORPORATION


                                         By:
                                               Name:
                                               Title:

                                         LONG WHARF MARINA RESTAURANT, INC.


                                         By:
                                               Name:
                                               Title:

                                         BLUEBEARD'S CASTLE, INC.


                                         By:
                                               Name:
                                               Title:

                                         CASTLE ACQUISITION INC.


                                         By:
                                               Name:
                                               Title:


                                         AVENUE PLAZA LLC


                                         By:
                                               Name:
                                               Title:

                                         OCEAN CITY COCONUT MALORIE, INC.


                                         By:
                                               Name:
                                               Title:

                                         ST. AUGUSTINE RESORT DEVELOPMENT
                                         GROUP, INC.


                                         By:
                                               Name:
                                               Title:

                                         EFI D.C. ACQUISITION, INC.


                                         By:
                                               Name:
                                               Title:

                                         EFI ST. THOMAS ACQUISITION, INC.


                                         By:
                                               Name:
                                               Title:

                                         EFI LOUISIANA ACQUISITION, INC.


                                         By:
                                               Name:
                                               Title:



                                         EFI MARYLAND ACQUISITION, INC.


                                         By:
                                               Name:
                                               Title:

                                         EFI FLORIDA ACQUISITION, INC.


                                         By:
                                               Name:
                                               Title:

                                         PEPPERTREE ACQUISITION CORP.


                                         By:
                                               Name:
                                               Title:




                                         PEPPERTREE ACQUISITION II CORP.


                                         By:
                                               Name:
                                               Title:

                                         PEPPERTREE RESORTS, LTD.


                                         By:
                                               Name:
                                               Title:

                                         PEPPERTREE REALTY, INC.


                                         By:
                                               Name:
                                               Title:



                                         PEPPERTREE RESORT VILLAS, INC.


                                         By:
                                               Name:
                                               Title:

                                         PEPPERTREE RESORTS MANAGEMENT, INC.

                                         By:
                                               Name:
                                               Title:

                                         BANK OF AMERICA, N.A.

                                         By:   _____________________
                                               Name:
                                               Title:





                                                                                SCHEDULE I



                              SUBSIDIARY GUARANTORS


-------------------------------------------------------------------------
Name
-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Resort Funding, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Eastern Resorts Corporation
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Long Wharf Marina Restaurant, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Bluebeard's Castle, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Castle Acquisition Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Avenue Plaza LLC
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Ocean City Coconut Malorie, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
St. Augustine Resort Development
Group, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
EFI D.C. Acquisition, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
EFI St. Thomas Acquisition, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
EFI Louisiana Acquisition, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
EFI Maryland Acquisition, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
EFI Florida Acquisition, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Peppertree Acquisition II Corp.
Peppertree Resorts, Ltd.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Peppertree Realty, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Peppertree Resort Villas, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Peppertree Resorts Management, Inc.
-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------
-------------------------------------------------------------------------

-------------------------------------------------------------------------




                                                                               SCHEDULE II


COPYRIGHTS OWNED BY [NAME OF GRANTOR]


   [Make a separate Schedule II for each Grantor, and if no copyrights owned, so state. List in numerical order by copyright registration/application no.]


                          U.S. Copyright Registrations


       Title                Class             Reg. Date           Reg. No.
       -----                -----             ---------           --------




                   Pending U.S. Copyright Applications for Registration


           Title                      Class             Date Application Filed




                        Non-U.S. Copyright Registrations


    Country           Title           Class         Reg. Date       Reg. No.
    -------           -----           -----         ---------       --------




                 Non-U.S. Pending Copyright Applications for Registration


Country              Title               Class             Date Application Filed








Exhibit 10.24
                                                                    SCHEDULE III


                                    LICENSES


[Make a separate Schedule III for each Grantor, and if not a licensor/licensee in a license/sublicense so state]


                                     PART I

                 LICENSES/SUBLICENSES OF [NAME OF GRANTOR] ON DATE HEREOF


                                  A. Copyrights


[List First U.S. copyrights in numerical order by Reg. No., followed by non-U.S.
copyrights by country in alphabetical order, Reg. Nos. in numerical order.]


   Licensee Name      Date of License/         Title of
    and Address          Sublicense        U.S. Copyrights      Class     Reg. Date   Reg. No.
    -----------          ----------        ---------------      -----     ---------   --------



                        Date of        Title of
   Licensee Name       License/        Non-U.S.
    and Address       Sublicense      Copyrights      Country    Class    Reg. Date   Reg. No.
    -----------       ----------      ----------      -------    -----    ---------   --------


                                   B. Patents

[List first in numerical order by U.S. patent nos. followed by U.S. patent application nos., followed in alphabetical order by country, non-U.S. patent nos. followed by
non-U.S. application nos. in numerical order.]



                                                                 Application
                      Date of                                       Date
   Licensee Name      License/     Title of U.S.                Filed/Issue      Application/
                                   --------------               ------------
   and Address       Sublicense        Patent         Class         Date          Patent No.
   -----------       ----------        ------         -----         ----          ----------







                      Date of       Title of                       Application
  Licensee Name       License/     Non- U.S.                       Date Field/    Application/
                                        -----
   and Address       Sublicense      Patent     Country    Class   Issue Date      Patent No.
   -----------       ----------      ------     -------    -----   ----------      ----------


                                  C. Trademarks

[List first in numerical order by U.S. trademark nos., followed by U.S. trademark application nos., followed in alphabetical order by country, non-U.S. application nos. in numerical order.]




  Licensee Name    Date of License/                           Application Date    Application/
   and Address        Sublicense       U.S. Mark     Class     Filed/Reg. Date      Reg. No.
   -----------        ----------       ---------     -----     ---------------      --------


                   Date of                                         Application
 Licensee Name     License/      Title of                          Date Filed/    Application/
  and Address     Sublicense   Non-U.S. Mark   Country    Class     Reg. Date       Reg. No.
  -----------     ----------   -------------   -------    -----     ---------       --------


                                    D. Others

                                              Date of License/
        Licensee Name and Address                 Sublicense            Subject Matter


                                     PART 2

           LICENSES/SUBLICENSES OF [NAME OF GRANTOR] AS LICENSEE ON DATE HEREOF
           --------------------------------------------------------------------


                                  A. Copyrights

[List first U.S. copyrights in numerical order by Reg. No., followed by non-U.S.
copyright by country in alphabetical order, Reg. Nos. in numerical order.]

  Licensor Name    Date of License/       Title of
   and Address        Sublicense       U.S. Copyright     Class    Reg. Date    Reg. No.
   -----------        ----------       --------------     -----    ---------    --------




                      Date of        Title of
  Licensor Name       License/      Non-U.S.
                                    --------
   and Address       Sublicense     Copyrights    Country     Class     Reg. Date     Reg. No.
   -----------       ----------     ----------    -------     -----     ---------     --------


                                   B. Patents

[List first in numerical order by U.S. Patent nos. followed by U.S. patent application nos., followed in alphabetical order by country, non-U.S. patent nos. followed by
non-U.S. application nos. in numerical order.]


                        Date of                                 Application
   Licensor Name        License/       Title of                 Date/Filed/      Application/
    and Address        Sublicense     U.S. Patent    Class      Issue Date        Patent No.
    -----------        ----------     -----------    -----      ----------        ---------


                      Date of      Title of                       Application
  Licensor Name       License/     Non-U.S.                       Date/Filed/     Application/
   and Address       Sublicense     Patent     Country   Class    Issue Date       Patent No.
   -----------       ----------     ------     -------   -----    ----------       ----------


                                  C. Trademarks

[List first in numerical order by U.S. trademark nos., followed by U.S. trademark application nos., followed in alphabetical order by country, non-U.S. trademark nos.
followed by non-U.S. application nos. in numerical order.]


                       Date of                             Application
   Licensor Name      License/                                Date           Application
    and Address      Sublicense     U.S. Mark    Class   Filed/Reg. Date       Reg. No.
    -----------      ----------     ---------    -----   ---------------       --------



                      Date of                                         Application
  Licensor Name       License/       Title of                            Date       Application/
   and Address       Sublicense   Non-U.S. Mark   Country    Class  Filed/Reg. Date   Reg. No.
   -----------       ----------   -------------   -------    -----  ---------------   --------


                                    D. Others

                                               Date of License/
       Licensor Name and Address                   Sublicense                Subject Matter







                                                                     SCHEDULE IV


                       PATENTS OWNED BY [NAME OF GRANTOR]


[Make a separate Schedule IV for each Grantor and if no patents owned so state.
List in numerical order by Patent No./Patent Application No.]


                            U.S. Patent Registrations


    Patent Name             Class            Issue Date          Patent No.
    -----------             -----            ----------          ----------



                            U.S. Patent Applications


    Patent Name             Class         Filing Date    Patent Application No.
    -----------             -----         -----------    ----------------------




                              Non-U.S. Patent Registrations [List in
          alphabetical order by country/numerical order by Patent No.]

    Country        Patent Name        Class        Issue Date      Patent No.
    -------        -----------        -----        ----------      ----------




                          Non-U.S. Patent Applications


                                                            Patent Application
    Country        Patent Name       Class     Filing Date          No.
    -------        -----------       -----     -----------          ---







                                                                                SCHEDULE V


                     TRADEMARK/TRADE NAMES OWNED BY [NAME OF GRANTOR]


  [Make                                   a separate Schedule V for each Grantor
                                          and if no trademarks/trade names owned
                                          so state.
            List in numerical order by trademark registration/application no.]


                          U.S. Trademark Registrations

        Mark                Class             Reg. Date           Reg. No.
        ----                -----             ---------           --------




                           U.S. Trademark Applications

        Mark                Class            Filing Date       Application No.
        ----                -----            -----------       ---------------




                          State Trademark Registrations
          [List in alphabetical order by State/numerical order by trademark no.]

     State            Mark            Class         Reg. Date       Reg. No.
     -----            ----            -----         ---------       --------




                               State Trademark Applications [List in
                alphabetical order by trademark application no.]

     State            Mark            Class        Filing Date   Application No.
     -----            ----            -----        -----------   ---------------




                             Non-U.S. Trademark Registrations [List in alphabetical order by Country/numerical order by trademark no.]

    Country           Mark            Class         Reg. Date       Reg. No.
    -------           ----            -----         ---------       --------




                         Non-U.S. Trademark Applications
        [List in alphabetical order by Country/numerical order by application no.]

    Country           Mark            Class        Filing Date   Application No.
    -------           ----            -----        -----------   ---------------




                                   Trade Names

Country(s) Where Used                    Trade Names





Exhibit 10.24


                                                                  Annex 1 to the
                                                              Security Agreement


                                    [Form Of]
                             PERFECTION CERTIFICATE


Reference is made to (a) the Credit Agreement dated as of November 17, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement"), among Equivest Finance, Inc., a Delaware corporation (the
"Borrower"), Peppertree Acquisition Corp., a Delaware corporation, Peppertree
Acquisition II Corp., a Delaware corporation, and Bank of America, N.A. (the
"Lender"). Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Security Agreement referred to therein, as applicable.

The undersigned, a Authorized Signatory and the chief legal officer, respectively, of the Borrower, hereby certifies to the Lender:

            Names.

            The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

            Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

            Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years.
      Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

            The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

            Set forth below is the Federal Taxpayer Identification Number of each Grantor:

            Current Locations.

            The chief executive office of each Grantor is located at the address set forth opposite its name below:

      Grantor          Mailing Address         County               State




            Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts
      Receivable (with each location at which instruments or chattel paper, if any, is kept being indicated by an A*@):

      Grantor          Mailing Address         County               State




            Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

      Grantor          Mailing Address         County               State





            Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b) or (c) above:

      Grantor          Mailing Address         County               State




            Set forth below opposite the name of each Grantor are the names and addresses of all persons other than such Grantor that have possession of any of the Collateral of such Grantor:

      Grantor          Mailing Address         County               State




            Unusual Transactions. All Accounts Receivable have been originated by the Grantors in the ordinary course of business.

            File Search Reports. The Lender has received true copies of file search reports and each financing statement or other filing identified in such file search reports from the Uniform Commercial Code filing offices where filings described in Section 2 hereof are to be made.

            UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.

            Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

            Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 5 above have been paid.

            Stock Ownership and other Equity Interests. Attached hereto as
      Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests of the Borrower and of each Subsidiary and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 8 is each equity investment of the Borrower and each Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

            Debt Instruments. Attached hereto as Schedule 9 is a true and correct list of all promissory notes and all other evidence of indebtedness between the Borrower and each Subsidiary of the Borrower and between each Subsidiary of the Borrower and each other such Subsidiary.

            Advances. Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by the Borrower to any Subsidiary of the Borrower or made by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary of the Borrower.

            [Reserved].

            Intellectual Property. Attached hereto as Schedule 12(A) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor's Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned by any Grantor.
      Attached hereto as Schedule 12(B) in proper form for filing with the United States Copyright Office is a schedule setting forth all of each Grantor's Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by any Grantor.







IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [ ] day of [ ], 1999.


                                    EQUIVEST FINANCE, INC.,


                                    by:
                                      Name:
                                     Title:


                                    by:
                                      Name:
                                     Title:




Exhibit 10.24

                                                                  Annex 2 to the
                                                              Security Agreement


            SUPPLEMENT NO. __ dated as of , to the Security Agreement dated as of November __, 1999, among EQUIVEST FINANCE, INC., a Delaware corporation
      (the "Borrower"), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the "Grantors") and BANK OF AMERICA, N.A. (the "Lender").

            A. Reference is made to (a) the Credit Agreement dated as of November __, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Peppertree
      Acquisition Corp., a Delaware corporation, Peppertree Acquisition II
      Corp., a Delaware corporation, and the Lender.

            B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

            C. The Grantors have entered into the Security Agreement in order to induce the Lender to make the Term Loan. Section 7.15 of the Security
      Agreement provides that additional Subsidiaries of the Borrower may become
      Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the
      "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement as consideration for the Term Loan.

            Accordingly, the Lender and the New Grantor agree as follows:

                  In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security
      Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Lender, its successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral
      (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

                  The New Grantor represents and warrants to the Lender that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Lender shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Lender.
      Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

                  Except as expressly supplemented hereby, the Security
      Agreement shall remain in full force and effect.

                  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
      ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT THE LAW OF
      THEIR LOCATION SHALL GOVERN WITH RESPECT TO THE CREATION, PERFECTION AND
      ENFORCEMENT OF SECURITY INTERESTS IN FIXTURES AND THE EXERCISE OF REMEDIES
      WITH RESPECT THERETO (IF APPLICABLE).

                  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

                  The New Grantor agrees to reimburse the Lender for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Lender.





            IN WITNESS WHEREOF, the New Grantor and the Lender have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                             [Name Of New Grantor],


                                    by:
                                       Name:
                                       Title:
                                    Address:


                                    BANK OF AMERICA, N.A.,
                                    as Lender,


                                    By:
                                       Name:
                                       Title:






Exhibit 10.24

                                                                      SCHEDULE I
                                                     to Supplement No.___ to the
                                                              Security Agreement


                             LOCATION OF COLLATERAL



            Description                         Location

